                                                                   Exhibit 10.58


                                 TRUST AGREEMENT

                                     FOR THE

                   SAKS INCORPORATED SUPPLEMENTAL SAVINGS PLAN

                                TABLE OF CONTENTS


Section 1:  Establishment of Trust...........................................   1
Section 2.  Payments to Plan Participants and Their Beneficiaries............   2
Section 3.  Trustee Responsibility Regarding Payments to Trust Beneficiary
            When Company is Insolvent........................................   2
Section 4.  Payments to Company..............................................   3
Section 5.  Investment Authority.............................................   4
Section 6.  Disposition of Income............................................   5
Section 7.  Accounting by Trustee............................................   5
Section 8.  Responsibility of Trustee........................................   6
Section 9.  Compensation and Expenses........................................   6
Section 10. Resignation and Removal of Trustee...............................   6
Section 11. Appointment of Successor.........................................   7
Section 12. Amendment or Termination.........................................   7
Section 13. Miscellaneous....................................................   8
Section 14. Effective Date...................................................   8

                             TRUST AGREEMENT FOR THE
                   SAKS INCORPORATED SUPPLEMENTAL SAVINGS PLAN

      This agreement is made by and between Saks Incorporated, a corporation organized and existing under the laws of the State of Alabama (the "Company"), and Trustmark National Bank (the "Trustee");

(a) WHEREAS, Company has adopted the Saks Incorporated Supplemental Savings
    Plan;

(b) WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

(c) WHEREAS, Company has established a trust (hereinafter called "Trust") for the purpose of contributing to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

(d) WHEREAS, the Company and the Trustee desire to amend and restate the trust agreement establishing the Trust;

(e) WHEREAS, it is the intention of the parties that this Trust shall continue to constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

(f) WHEREAS, it is the intention of Company to continue to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

      NOW, THEREFORE, the parties do hereby amend and restate the terms of the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1: ESTABLISHMENT OF TRUST.

(a) Company will make an initial deposit with Trustee, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

(b) The Trust hereby established shall be irrevocable, except as provided in Sections 3 and 4 hereof.

(c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

(e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

SECTION 2. PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

(a) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

(c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

SECTION 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY
           WHEN COMPANY IS INSOLVENT.

(a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.


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
(b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

    (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

    (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

    (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

    (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

(c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 4. PAYMENTS TO COMPANY.

(a) Except as provided in Section 3 hereof, or in the event of excess trust funding (defined herein), after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

(b) "Excess trust funding" shall be defined as trust assets in excess of the Plan's accrued liability. If and when trust assets exceed the Plan's accrued liability, unless the Company is Insolvent, the Trustee shall, upon the written request of the Company, pay to the Company the excess trust funding. For purposes of this Section 4, "accrued liability" shall mean the total of Participants' "Deferred Compensation Accounts" under the Plan.

SECTION 5. INVESTMENT AUTHORITY.

(a) Trustee may invest and reinvest the funds of the trust fund in any property, real, personal or mixed, wherever situate, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stock, bonds, notes, debentures, leaseholds, mortgages (including without limiting the generality of the foregoing, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, and oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized by law or any rule of court to invest trust funds and without regard to the proportion any such property may bear to the entire amount of the trust fund.

    Trustee may invest and reinvest all or any portion of the trust fund collectively with other funds through the medium of one (1) or more common, collective or commingled trust funds which have been or may hereafter be established and maintained by Trustee, the instrument or instruments establishing such trust fund or funds, as amended from time to time, being made part of this Trust by reference as if fully set forth herein so long as any portion of the trust fund shall be invested through the medium thereof.

    Trustee is expressly authorized to invest all or part of the trust fund in savings accounts, time deposits, certificates of deposit, money market accounts, repurchase agreements and/or any other interest-bearing accounts (regardless of the term of such deposits or investments), if any, issued by Trustee or any of its affiliates, which bear a reasonable interest rate .

    Trustee is further expressly authorized to utilize the discount brokerage operation, if any, offered by Trustee.

(b) Trustee may sell or exchange any property or asset of the trust fund at public or private sale, with or without advertisement, upon terms acceptable to Trustee and in such manner as Trustee may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as is provided hereunder. The purchaser of any such property from Trustee shall not be required to look to the application of the proceeds of any such sale or exchange by Trustee.

(c) Trustee shall have full power to mortgage, pledge, lease or otherwise dispose of the property of the trust fund without securing any order of court therefor, without advertisement, and to execute any instrument containing any provisions which Trustee may deem proper in order to carry out such actions. Any such lease so made by Trustee shall be binding, notwithstanding the fact that the term of the lease may extend beyond the termination of the Plan.

(d) Trustee shall have the power to borrow money upon terms agreeable to Trustee and pay interest thereon at rates agreeable to Trustee, and to repay any debts so created.

(e) Trustee may participate in the reorganization, recapitalization, merger or consolidation of any corporation wherein Trustee may own stock or securities and may deposit such stock or other securities in any voting trust or protective committee or like committee or trustee, or with the depositaries designated thereby, and may exercise any subscription rights or conversion privileges, and generally may exercise any of the powers of any owner with respect to any stock or other securities or property comprising the trust fund.

(f) Trustee may, through any duly authorized officer or proxy, vote any share of stock which Trustee may own from time to time.

(g) Trustee shall retain in cash and keep unproductive of income such funds as from time to time it may deem advisable. Trustee shall not be required to pay interest on any such cash in its hands pending investment, nor shall Trustee be responsible for the adequacy of the trust fund to discharge any and all payments under the Plan. All persons dealing with Trustee are released from inquiry into the decision or authority of Trustee to act.

(h) Trustee may hold stocks, bonds, or other securities in its own name, or in the name of a nominee selected by it for the purpose, but said Trustee shall nevertheless be obligated to account for all securities received by it as part of the corpus of the trust estate herein created, notwithstanding the name in which the same may be held.

(i) If Company so desires, Trustee may use the trust fund to purchase insurance policies or annuity contracts issued by a life insurance company.

(j) Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by the Company.

(k) Company shall have the right, at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust.

SECTION 6. DISPOSITION OF INCOME.

      During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 7. ACCOUNTING BY TRUSTEE.

      Trustees shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds or such purchases or sales (accrued interest paid or receivable being separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.


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
SECTION 8. RESPONSIBILITY OF TRUSTEE.

(a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

(c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

(d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the Policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f) However, notwithstanding the provisions of Section 8(e) above, Trustee may loan to Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

(g) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION 9. COMPENSATION AND EXPENSES.

      Company may pay some or all of the administrative, trust and other fees and expenses of operating the Plan and the Trust. To the extent such fees and expenses are not paid by the Company, they shall be paid from the Trust.

SECTION 10. RESIGNATION AND REMOVAL OF TRUSTEE.

(a) Trustee may resign at any time by written notice to Company, which shall be effective sixty (60) days after receipt of such notice unless Company and Trustee agree otherwise.


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
(b) Trustee may be removed by Company on sixty (60) days notice or upon shorter notice accepted by Trustee.

(c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

(d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

SECTION 11. APPOINTMENT OF SUCCESSOR.

(a) If Trustee resigns or is removed in accordance with Section 10(a) or (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

(b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

SECTION 12. AMENDMENT OR TERMINATION.

(a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

(b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

(c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Company.


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
SECTION 13. MISCELLANEOUS.

(a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Trust Agreement shall be governed by and construed in accordance with the laws of Alabama to the extent not preempted by federal law.

SECTION 14. EFFECTIVE DATE.

      The effective date of this amendment and restatement of the Trust Agreement shall be the date of execution.


   IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized representatives on this _______ day of _____________, 1999.

                                       COMPANY:

                                       SAKS INCORPORATED


Attest:____________________________    By:_________________________________
                                       Title:______________________________

                                       TRUSTEE:

                                       TRUSTMARK NATIONAL BANK

Attest:_____________________________   By:_________________________________
                                       Title:______________________________

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of Saks Incorporated (formerly Proffitt's, Inc.) listed below of our report dated March 16, 1999, on our audits of the consolidated financial statements of Saks Incorporated and Subsidiaries as of January 30, 1999 and January 31, 1998 and for each of the three years in the period ended January 30, 1999 which report is incorporated by reference in this Annual Report on Form 10-K for the years ended January 30, 1999.

                       Registration Statements on Form S-3
                              Registration Numbers
                                    333-66755
                                    333-71933

                       Registration Statements on Form S-4
                              Registration Numbers
                                    333-09043
                                    333-41563
                                    333-60123

                       Registration Statements on Form S-8
                              Registration Numbers
                                    33-46306
                                    33-88390
                                  333-00695
                                  333-25213
                                  333-47535
                                  333-66759





Birmingham, Alabama
April ____, 1999

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                SAKS INCORPORATED
                      (As amended effective April 7, 1999)


                                    ARTICLE I
                  IDENTIFICATION; OFFICES AND REGISTERED AGENT

      Section 1. Identification. The name of the Corporation is SAKS Incorporated, a Tennessee corporation (the "Corporation").

      Section 2. Principal Office. The principal office of this Corporation is located at 750 Lakeshore Parkway, Birmingham, Alabama 35211, as provided in the Charter. The Board of Directors may, by resolution, amend the Charter to change the address of the principal office.

      Section 3. Registered Agent. The Corporation has designated and shall continue to have a registered agent in the State of Tennessee. If the registered agent resigns or is for any reason unable to perform his duties, the Corporation shall promptly designate another registered agent. The Corporation may, by resolution of the Board of Directors, appoint such other agents for the service of process in such other jurisdictions as the Board of Directors may determine.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

      Section 1. Meetings. All meetings of the shareholders for the election of directors shall be held in the City of Alcoa, State of Tennessee, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Tennessee as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of shareholders for any other purpose may be held at such time and place, within or without the State of Tennessee, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof

      Section 2. Annual Meetings. Annual meetings of the shareholders, commencing with fiscal year 1988, shall be held on the 2nd Monday of June if said date is not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, or at such other date and time as shall be designated from time to time by the Board of Directors, for the purpose of electing directors of the Corporation and for the transacting of such other business as may properly come before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than 10 days nor more than 60 days before the date of the meeting.

      Section 3. Shareholder List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for the purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held (which place shall be specified in the notice of the meeting), or, if not so specified at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

      Section 4. Special Meetings. Special meetings of the shareholders may be called by the Board of Directors or by the Chairman of the Board, or by the President, and shall be called by the Chairman, the President, the Secretary, or an assistant Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the holders of record of at least twenty-five percent (25%) of the outstanding shares of the Corporation entitled to vote at the meeting. Each special meeting shall be held at such time as the Board of Directors shall determine, or, in the absence of such determination by the Board of Directors, at such time as the person or persons calling or requesting the call of the meeting shall specify in the notice or in the written request. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each shareholder entitled to vote at such meeting not less than 10 days or more than 60 days before the date of the meeting. The business transacted at any special meeting shall be limited to the purposes stated in the notice.

      Section 5. Waiver of Notice. The shareholders may waive the requirement of written notice of annual and special meetings by written waiver duly executed and filed with the minutes of the meeting.

      Section 6. Quorum. The holders of record of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Charter. A quorum once present, is not broken by the subsequent withdrawal of any shareholder. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Charter a different vote is required, in which case such express provision shall govern and control the decision of such question.

      Section 7. Meeting Chairman. The Chairman of the Board, or if absent or unable to serve, the President, or if absent or unable to serve, the Treasurer or Secretary, shall call meetings of the shareholders to order and act as Chairman of such meetings. The shareholders may elect any one of their number to act as Chairman of any meeting in the absence of the aforenamed individuals.

      Section 8. Proxies. Every shareholder entitled to vote at a shareholders' meeting may authorize another person or persons to act for him by proxy. Each proxy must be in writing and signed by the shareholder or by his attorney in fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Each proxy shall be revocable at the pleasure of the shareholder executing it, unless it conforms to the requirements of an irrevocable proxy, as provided by statute. All proxies must be delivered to the Secretary of the Corporation prior to the opening of the meeting, except for proxies granted after the meeting has opened, which proxies shall be delivered to the Secretary as soon as practicable after execution.

      Section 9. Determination of Shareholder. In order to determine shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the Stock Transfer Books be closed for a stated period, but not to exceed 40 days. If the Stock Transfer Books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the Stock Transfer Books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the Stock Transfer Books are not closed and no record date is fixed for determination of shareholders entitled to notice of or entitled to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed, or the date on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

      Section 10. Shareholder Action By Written Consent. Any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

                                   ARTICLE III
            NOTICE REQUIREMENTS AND CONDUCT OF SHAREHOLDERS MEETINGS

      Section 1. Notice of Nominations. Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors authorized to make such nominations or by any shareholder entitled to vote in the election of directors generally. However, any such shareholder nomination may be made only if written notice of such nomination has been given, either by personal delivery or the United States mail, postage prepaid, to the

Secretary of the Corporation not later than (a) with respect to an election to be held at an annual meeting of shareholders, one hundred twenty (120) days in advance of the anniversary date of the proxy statement for the previous year's annual meeting, and (b) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. In the case of any nomination by the Board of Directors or a committee appointed by the Board of Directors authorized to make such nominations, compliance with the proxy rules of the Securities and Exchange Commission shall constitute compliance with the notice provisions of the preceding sentence.

      In the case of any nomination by a shareholder, each such notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder; and (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder. The President, Chief Executive Officer, or chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

      Section 2. Notice of New Business. At an annual meeting of the shareholders only such new business shall be conducted, and only such proposals shall be acted upon, as have been properly brought before the meeting. To be properly brought before the annual meeting, such new business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and, if the Corporation is a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"), the proposal and the shareholder must comply with Rule 14a-8 under the Exchange Act. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation within the time limits specified by Rule 14a-8, if applicable.

      A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposed to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (d) any financial interest of the shareholder in such proposal.

      Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that new business or any shareholder proposal was not properly brought before the meeting in accordance with the provisions of this Section 2, and if he or she should so determine, he or she shall so declare to the meeting and any such business or proposal not properly brought before the meeting shall not be acted upon at the meeting.

      Section 3. Conduct of Shareholders Meetings. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot. Unless and to the extent determined by the board of directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV
                               BOARD OF DIRECTORS

      Section 1. Number of Directors. The affairs of the Corporation shall be managed by a Board of up to 18 directors.

      Effective as of the annual meeting of shareholders in 1997, the Board shall be divided into three classes, designated as Class I, Class II, and Class III, as nearly equal in number as possible. The initial term of office of Class I shall expire at the annual meeting of shareholders in 1998, that of Class II shall expire at the annual meeting of shareholders in 1999, and that of Class III shall expire at the annual meeting in 2000, and in all cases as to each director until his or her successor shall be elected and shall qualify, or until his or her earlier resignation, removal from office, death, or incapacity.

      Subject to the foregoing, at each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be elected and qualified. Vacancies on the Board for any reason, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a vote of the majority of the directors then in office, although less than a quorum, or by a sole remaining director.

      If the number of directors is changed, the Board shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided that the directors in each class shall be as nearly equal in number as possible. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

      Notwithstanding any other provisions of the Charter or these Bylaws (and notwithstanding that a lesser percentage may be specified by law, the Charter, or these Bylaws), the affirmative vote of the holders of 80% or more of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with this Article IV, Section 1 of these Bylaws.

      Section 2. Removal of Directors. Any or all directors may be removed by a vote of a majority of the shareholders entitled to vote, only for cause as defined by the Tennessee Business Corporation Act.

      Section 3. Filling of Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors, for any reason, may be filled by a vote of the majority of the directors then in office, although less than a quorum exists, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the vacancy or newly created directorship may be filled by vote of the shareholders at any meeting of the shareholders, notice of which shall have referred to the proposed election. Any director elected by the shareholders to fill any vacancy shall be elected to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified, unless sooner displaced.

      Section 4. Annual Meeting. The annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of the shareholders, provided a quorum be present and no notice of such meeting shall be necessary. In the event such meeting of the Board of Directors is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

      Section 5. Notice of Meetings. The annual and all regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings shall be held upon written notice not less than one day before the meeting.

      Section 6. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board or President, or if either is absent or unable to do so, by any Vice President, or by any two directors.

      Section 7. Quorum. At all meetings of the Board, a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Charter or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      Section 8. Dissent to Action. A director who is present at a meeting of the Board, at which any action is taken, shall be presumed to have concurred in the action, unless his dissent thereto shall be entered in the Minutes of the meeting, or unless he shall submit his written dissent to the person acting as the Secretary of the meeting before the adjournment thereof, or shall deliver or send such dissent to the Secretary of the Corporation promptly after the adjournment of the meeting. Such rights to dissent shall not apply to a director who voted in favor of any such action. A director who is absent from a meeting at which such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered or certified mail his dissent thereto to the Secretary of the Corporation or shall cause such dissent to be filed with the Minutes of the proceedings of the Board within 10 days after learning of such action.

      Section 9. Action without Meeting. Unless otherwise restricted by the Charter or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing setting forth the actions so taken, signed by all of the persons entitled to vote thereon, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

      Section 10. Board Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Charter, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of the dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Charter expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      Section 11. Compensation of Directors. Unless otherwise restricted by the Charter, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

      Section 12. Indemnification. The Corporation shall indemnify, to the full extent authorized or permitted by the Tennessee Business Corporation Act, any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil, administrative or investigative) by reason of the fact that he, his testator or intestate is or was a director of the Corporation or serves or served as a director of any other enterprise at the request of the Corporation.

      Section 13. Mandatory Resignation. Directors who are also officers of the Corporation shall submit a letter of resignation as such to the Board of Directors upon any termination of employment as an officer of the Corporation, and directors who are not officers of the Corporation shall likewise submit a letter of resignation upon any change in that director's principal business or other activity in which the director was engaged at the time of his or her election.

                                    ARTICLE V
                                    OFFICERS

      Section 1. Appointment. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board, a Chief Executive Officer, a President, an Executive Vice President, a Chief Operating Officer, a Chief Financial Officer, a Treasurer, and a Secretary. The Board of Directors may also choose additional vice presidents and one or more assistant secretaries and assistant treasurers. Any two of the aforementioned offices may be filled by the same person, except that no one person may be Secretary and also President. No person shall purport to execute or attest any document or instrument on behalf of the Corporation in more than one capacity.

      Section 2. Term. The officers of the Corporation shall hold office for one year or until their successors are chosen and qualified subject, however, to the removal of any officer pursuant to these Bylaws.

      Section 3. Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

      Section 4. Removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

      Section 5. Duties. All officers shall have such authority to perform such duties in the management of the Corporation as are normally incident to their offices and as the directors from time to time provide.

      Section 6. The Chairman of the Board and Chief Executive Officer. The Chairman of the Board and Chief Executive Officer of the Corporation shall preside at all meetings of the shareholders and the Board of Directors, shall have general and active management of the business of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

      Section 7. Other Duties of the Chairman of the Board. He shall execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

      Section 8. The President. The President shall perform such duties as shall be prescribed to him from time to time by the Board of Directors.

      Section 9. Duties of the President and the Vice President(s). In the absence of the Chief Executive Officer or in the event of his inability or refusal to act, the President shall perform the duties of the Chief Executive Officer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Vice President(s) shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

      Section 10. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be.

      Section 11. Assistant Secretary. The Assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

      Section 12. The Chief Financial Officer and Treasurer. The Chief Financial Officer and the Treasurer, in his capacity as such officers, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

      Section 13. Duties of the Chief Financial Officer and Treasurer. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as the Treasurer and of the financial condition of the Corporation.

      Section 14. Bond. If required by the Board of Directors, the Chief Financial Officer and the Treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

      Section 15. Assistant Treasurer(s). The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

      Section 16. Indemnification. The Corporation shall indemnify, to the full extent authorized or permitted by the Tennessee Business Corporation Act, any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he, his testator or intestate is or was an officer of the Corporation or serves or served as a director or officer of any other enterprise at the request of the Corporation.

                                   ARTICLE VI
                                  CAPITAL STOCK

      Section 1. Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, the Chief Executive Officer or the President and the Chief Operating Officer, a Vice President, the Treasurer (or an Assistant Treasurer), or the Secretary (or an Assistant Secretary) of the Corporation, certifying the number of shares owned by him in the Corporation.

      Section 2. Facsimile Signatures. Where a certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issuance.

      Section 3. Notice of Restrictions. Each certificate of stock which is restricted or limited as to its transferability or voting rights, or which is callable under the Charter, which is preferred or limited as to dividends or rights upon voluntary or involuntary dissolution, shall have a notice of such restriction, limitation or preference conspicuously stated on the face or back of the certificate. Upon the removal of expiration of any such restriction or limitation, the holder of such certificate shall be entitled to receive a new certificate upon the surrender of the old restricted or limited certificates, and the payment of the reasonable expenses of the Corporation incurred in connection therewith.

      Section 4. Reissuance of Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

      Section 5. Transfer of Shares. The Corporation shall register a transfer of a stock certificate presented to it for transfer if:

      (a)   the certificate is endorsed by the appropriate person or persons;

      (b) the signature of the appropriate person or persons has been guaranteed by a national banking association, a bank organized and operating under the statutes of the State of Tennessee, or a member of the National Association of Security Dealers, and reasonable assurance is given that the endorsements are effective, unless the Secretary of the Corporation waives such requirements;

      (c) there has been compliance with any applicable law relating to the collection of taxes; and

      (d)   the transfer is in fact rightful or is to a bona fide purchaser.

      Section 6. Endorsements. An endorsement of the stock certificate in registered form is made when an appropriate person signs on it or on a separate document an assignment or transfer of it, or a power to assign or transfer it, or when the signature of this person is written without more upon the back of the certificate. An endorsement may be in blank, which includes an endorsement to bearer, or special, which specifies the person to whom the stock is to be transferred, or who has the power to transfer it. The Corporation may elect to require reasonable assurance beyond that specified in this Section.

      Section 7. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Tennessee.

                                   ARTICLE VII
                         DIVIDENDS, SURPLUS AND RESERVE

      Section 1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property or its own shares, except where the Corporation is insolvent, as that term is defined in Section 48-1-102 (14), Tennessee Code Annotated, or when the payment thereof would render the Corporation insolvent, or when the declaration of payment thereof would be contrary to any restrictions contained in the Charter, these Bylaws, or in any applicable valid contract. The declaration and payment of any such dividend shall be in accordance with Section 48-1-511, Tennessee Code Annotated, as it may be amended from time to time.

      Section 2. Capital Distributions. The Board of Directors may distribute to the shareholders of the Corporation out of capital surplus, a portion of its assets, in cash or property, subject to the following provisions:

      (a) no such distribution shall be made at a time when the Corporation is insolvent or when such distribution would render the Corporation insolvent;

      (b) no such distribution shall be made unless such distribution is authorized by the affirmative vote of the holders of the majority of all of the outstanding shares of stock entitled to vote thereon;

      (c) no such distribution shall be made to the holders of any class of shares unless all cumulative dividends accrued on all preferred or special classes of shares entitled to preferential dividends shall have been fully paid;

      (d) no such distribution shall be made to the holders of any class of shares which would reduce the remaining net assets of the Corporation below the aggregate preferential amount payable in the event of voluntary liquidation to the holders of shares having preferential rights to the assets of the Corporation in the event of liquidation; and

      (e) each such distribution, when made, shall be identified as a distribution from capital surplus and the amount per share shall be disclosed to the shareholders receiving the same, concurrently with the distribution thereof.

      Section 3. Increases of Capital Surplus. The capital surplus of the Corporation may be increased from time to time by resolution of the Board, directing that all or part of the earned surplus of the Corporation be transferred to capital surplus. The Board of Directors may, by resolution, apply any part or all of the capital surplus of the Corporation to the reduction or elimination of any deficit arising from losses however incurred; provided, however, that the earned surplus has first been exhausted by charging such losses to earned surplus and then only to the extent that such losses exceed the earned surplus. Each such application of capital surplus shall, to the extent thereof, effect a reduction of capital surplus.

      Section 4. Seal. The Corporation shall have a corporate seal. The presence or absence of a seal on any instrument shall not affect the character, validity, or legal effect thereof in any respect. The affixing of a seal shall not be necessary for the execution of any instrument or document by the Corporation.

                                  ARTICLE VIII
                                   AMENDMENTS

      Subject to the provisions of the Charter of the Corporation, these Bylaws may be altered, amended, or repealed or new bylaws may be adopted by the vote of a majority of all of the shareholders or by the majority vote of the entire Board of Directors, when such power is conferred upon the Board of Directors by the Charter, at any regular meeting of the shareholders or of the Board of Directors or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

      Section 1. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

      Section 2. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

      Section 3. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation may nevertheless indemnify each director or officer of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

      Section 4. Notices. Whenever, under the provisions of the statutes, the Charter or these Bylaws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or electronic facsimile, in which event it shall be deemed to have been given when deposited with a telegraph or electronic facsimile office for transmission.

      Section 5. Indemnification. Notwithstanding anything in the Charter to the contrary, the Corporation shall be permitted, but shall not be required, to indemnify and hold harmless any employee or agent of the Corporation made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.


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